UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2024

NORTHANN CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-56051	82-2911016
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Northann Distribution Center Inc.
9820 Dino Drive, Suite 110
Elk Grove,
CA
 95624
(Address of Principal Executive Office) (Zip Code)

(916) 573 3803
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NCL	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously described on Northann Corp.(the “Company”)’s Current Report on Form 8-K on July 26, 2024, the Company had, on July 26, 2024, entered into a lease agreement (as amended on August 5, 2024, the “Lease Agreement”) with SKY SC LLC (the “Landlord”), with a commencement date of August 20, 2024 (the “Commencement Date”). The details of the Lease Agreement as set out in the Company’s Current Report on Form 8-K on July 26, 2024, are incorporated herein by reference.

On November 19, 2024, the Company entered into a First Amendment of Lease with the Landlord (the “Amendment”). Under the Amendment, the Commencement Date has been amended from August 20, 2024 to November 1, 2024. Under the Amendment, the Landlord acknowledges that the Company has paid the first full month’s installment of the Base Rent (as defined in the Lease Agreement), and the Company shall pay the first full month’s estimated cost of the Company’s pro rata share of Taxes, Insurance, and Common Area Maintenance charges (all as defined under the Lease Agreement). The Landlord and Company acknowledges that each other party is not in default of the Lease Agreement, and that there are no conditions that, with the passage of time or giving of notice, would be deemed to be a default on the part of either the Company or the Landlord. The Landlord also acknowledges and agrees that 3D Printing Dev, LLC, a wholly owned subsidiary of the Company, subject to a separate assignment and assumption agreement, assumes the Lease Agreement starting from the execution of the Amendment.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed with this Current Report on Form 8-K as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1†*	Lease Agreement, dated July 26, 2024 and amended as of August 5, 2024, among Northann Corp. and SKY SC LLC

10.2	First Amendment of Lease, dated November 19, 2024, among Northann Corp. and SKY SC LLC

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

† Exhibits and schedules to this Exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

* Filed previously.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHANN CORP.

Date: November 21, 2024	By:	/s/ Lin Li
	Name:	Lin Li
	Title:	Chief Executive Officer

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